Exhibit 10.4

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO THE CREDIT AGREEMENT, dated as of June 9, 2016 (this “Third Amendment”), by and among LTF INTERMEDIATE HOLDINGS, INC., a Delaware corporation (“Holdings”), LIFE TIME FITNESS, INC., a Minnesota corporation and successor in interest to LTF MERGER SUB, INC., as borrower (the “Borrower”), the Subsidiary Guarantors party hereto, DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”), and the incremental lenders party hereto (in such capacity, the “New Term Loan Lenders”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below (as amended by this Third Amendment).

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Lenders from time to time party thereto and the Administrative Agent are parties to a Credit Agreement, dated as of June 10, 2015 (as amended by that certain Technical Amendment No. 1, dated as of July 21, 2015, by and between the Borrower and the Administrative agent and that certain Technical Amendment. No. 2, dated as of September 14, 2015, by and between the Borrower and the Administrative Agent, the “Credit Agreement”);

WHEREAS, on the date hereof, there are outstanding Term Loans under the Credit Agreement (for purposes of this Third Amendment, herein called the “Existing Term Loans”) in an aggregate principal amount of $1,240,625,000;

WHEREAS, in accordance with the provisions of Sections 2.14 and 10.01 of the Credit Agreement, the Borrower, Holdings, the Administrative Agent and the New Term Loan Lenders wish to amend the Credit Agreement to enable the Borrower to, among other things, incur Incremental Term Loans (the “New Term Loans”) in an aggregate amount of $100,000,000, so that, after giving effect to the New Term Loans, the total aggregate amount of the Term Facility on the Third Amendment Effective Date (as defined below) is $1,340,625,000; and

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1.     Amendments to Credit Agreement.

(a)     New Term Loans.

(i)     Subject to the satisfaction (or waiver) of the conditions set forth in Section 2 hereof and in reliance upon the representations and warranties set forth in Section 4 hereof, the New Term Loan Lenders severally, but not jointly, hereby agree to make the New Term Loans to the Borrower on the Third Amendment Effective Date (as defined below) in the aggregate principal amount of such New Term Loan Lender’s New Term Loan Commitment (as defined below). The New Term Loans being made pursuant to this Third Amendment shall constitute Term Loans as defined in the Credit Agreement and shall be added to, and thereafter constitute a part of, the same Class of Term Loans as the Existing Term Loans for all purposes under the Credit Agreement and the other Loan Documents (including without limitation ranking pari passu in right of payment and of security with the Existing Term Loans and maturing on the same date that the Existing Term Loans mature). The New Term Loans are intended to be treated as being fungible with the Existing Term Loans for U.S. federal income tax purposes and will trade under the same CUSIP number as the Existing Term Loans. The New Term Loans will (x) amortize at the same rate of amortization as the Existing Term Loans, resulting in the New Term Loans having a Weighted Average Life to Maturity not less than the Existing Term Loans and (y) otherwise be on the exact same terms applicable to the Existing Term Loans.

(ii)     The Administrative Agent has prepared a schedule attached hereto as Annex I (the “New Term Loan Commitment Schedule”) which sets forth the allocated commitments received by it (collectively, the “New Term Loan Commitments”) from the New Term Loan Lenders. The Administrative Agent has notified each New Term Loan Lender of its allocated New Term Loan Commitment, and each Lender that holds a New Term Loan Commitment is a signatory to this Third Amendment.

(iii)     The Borrower and each New Term Loan Lender agree that the New Term Loans will be issued at a price equal to 99.00% of the aggregate principal amount thereof.

(iv)     The Borrower hereby acknowledges that all of the New Term Loans are being incurred in reliance on the Ratio Amount under Section 2.14 of the Credit Agreement.

(b)     Interest; Interest Periods. The Applicable Rate for the New Term Loans shall be the same as the Applicable Rate that applies to the Existing Term Loans of the same Type. All Interest Periods applicable to Existing Term Loans shall continue in effect after the Third Amendment Effective Date. The New Term Loans shall be initially incurred pursuant to a single Borrowing of Eurodollar Rate Loans, with such Borrowing to be subject to (x) Interest Periods which commence on the Third Amendment Effective Date and end on the last day of the Interest Periods applicable to the Existing Term Loans and (y) the Eurodollar Rate applicable to the Existing Term Loans. The New Term Loans of each Lender shall be allocated ratably to such Interest Periods (based upon the relative principal amounts of Borrowings of the Existing Term Loans subject to such Interest Periods immediately prior to the Third Amendment Effective Date), with the effect being that the New Term Loans that are funded in cash on the Third Amendment Effective Date shall be ratably allocated to the various Interest Periods as described above. The Administrative Agent shall record the New Term Loans in the Register, and the principal amounts and stated interest of the New Term Loans owing to the New Term Loan Lenders and their subsequent permitted assignees. From and after the Third Amendment Effective Date to the first Interest Payment Date to occur after the Third Amendment Effective Date, the Administrative Agent shall make all payments in respect of interest on the New Term Loans to the New Term Loan Lenders for amounts which have accrued on the New Term Loans from the Third Amendment Effective Date to but excluding such Interest Payment Date (and to the extent any New Term Loan Lender assigns all or any portion of the New Term Loans during such period, such payment shall be made in accordance with Section 2 on Annex 1 to the applicable Assignment and Assumption).

(c)     Use of Proceeds. The Borrower will use the proceeds of the New Term Loans on the Third Amendment Effective Date to (i) pay fees and expenses in connection with the preparation and negotiation of this Third Amendment and the funding of the New Term Loans, (ii) to prepay Revolving Loans and (iii) for working capital or other general corporate purposes not prohibited by the Loan Documents.

(d)     Additional Credit Agreement Amendments. Subject to the satisfaction (or waiver) of the conditions set forth in Section 2 hereof and upon the making of the New Term Loans, the Credit Agreement is hereby amended as follows:

(i)     Section 2.07(1) of the Credit Agreement is hereby amended by amending and restating such Section in its entirety as follows:

“(1)     The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders as follows:

(a)     on the last Business Day of each March, June, September and December an aggregate principal amount equal to the amount corresponding to such fiscal quarter in the table below (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05):

Fiscal Quarter Ended	Principal Amount to be Repaid
September 30, 2015	$3,125,000.00
December 31, 2015	$3,125,000.00
March 31, 2016	$3,125,000.00
June 30, 2016	$3,376,889.17
September 31, 2016	$3,376,889.17
December 31, 2016	$3,376,889.17
March 31, 2017	$3,376,889.17
June 30, 2017	$3,376,889.17
September 31, 2017	$3,376,889.17
December 31, 2017	$3,376,889.17
March 31, 2018	$3,376,889.17
June 30, 2018	$3,376,889.17
September 31, 2018	$3,376,889.17
December 31, 2018	$3,376,889.17
March 31, 2019	$3,376,889.17
June 30, 2019	$3,376,889.17
September 31, 2019	$3,376,889.17
December 31, 2019	$3,376,889.17

March 31, 2020	$3,376,889.17
June 30, 2020	$3,376,889.17
September 31, 2020	$3,376,889.17
December 31, 2020	$3,376,889.17
March 31, 2021	$3,376,889.17
June 30, 2021	$3,376,889.17
September 31, 2021	$3,376,889.17
December 31, 2021	$3,376,889.17
March 31, 2022	$3,376,889.17

; and

(b)     on the Maturity Date for the Term Loans, the aggregate principal amount of all Term Loans outstanding on such date. In connection with any Incremental Term Loans that constitute part of the same Class as the Closing Date Term Loans, the Borrower and the Administrative Agent shall be permitted to adjust the rate of prepayment in respect of such Class such that the Term Lenders holding Closing Date Term Loans comprising part of such Class continue to receive a payment that is not less than the same dollar amount that such Term Lenders would have received absent the incurrence of such Incremental Term Loans.”

SECTION 2.     Conditions of Effectiveness of this Third Amendment. This Third Amendment shall become effective and the New Term Loan Lenders shall disburse the New Term Loan to be made by it pursuant to Section 1(a) on the date (the “Third Amendment Effective Date”) when the following conditions shall have been satisfied (or waived):

(a)     the Administrative Agent (or its counsel) shall have received from the Borrower, Holdings, the Administrative Agent and each New Term Loan Lender counterparts of this Third Amendment signed on behalf of such parties (including by way of facsimile or other electronic transmission);

(b)     substantially simultaneously with the making of the New Term Loans, the Borrower shall have paid, by wire transfer of immediately available funds, all reasonable and documented in reasonable detail costs, fees, out-of-pocket expenses (including the reasonable and documented in reasonable detail fees, disbursements and other charges of Davis Polk & Wardwell LLP in connection with this Third Amendment), compensation and other amounts then due and payable pursuant to the Amended and Restated Engagement Letter, dated as of June 8, 2016, by and among the Borrower, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, Jefferies LLC, BMO Capital Markets Corp., Macquarie Capital USA Inc., Nomura Securities International Inc., Mizuho Securities USA Inc. and Guggenheim Securities, LLC, in the case of the costs and out-of-pocket expenses, to the extent invoiced at least one Business Day prior to the Third Amendment Effective Date;

(c)     on the Third Amendment Effective Date and after giving effect to this Third Amendment and the making of the New Term Loans, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower and each other Loan Party in this Third Amendment, the Credit Agreement and the other Loan Documents shall be accurate in all material respects (except for any representations and warranties already qualified by materiality or Material Adverse Effect, which shall be accurate in all respects) before and after the effectiveness of this Third Amendment and the making of the New Term Loans or the application of the proceeds thereof;

(d)     the Administrative Agent shall have received a certificate executed by a Responsible Officer of the Borrower, certifying compliance with the requirements of the preceding clause (c);

(e)     the Administrative Agent shall have received no fewer than three Business Days prior to the Third Amendment Effective Date a Committed Loan Notice, duly executed by the Borrower, for the Borrowing of the New Term Loans pursuant to this Third Amendment;

(f)     there shall have been delivered to the Administrative Agent (A) certificates of good standing from the secretary of state of the state of organization of each Loan Party (to the extent such concept exists in such jurisdiction), customary certificates of resolutions or other action, incumbency certificates, (B) a certificate of a Responsible Officer of the Borrower (which may be contained in the same certificate as the certificate delivered pursuant to the preceding clause (e)), certifying that since the Third Amendment Effective Date, except as attached to such certificate, there have been no changes to the Organizational Documents of the Loan Parties and/or attaching copies of any such Organizational Documents that have changed since the Third Amendment Effective Date and (C) a solvency certificate from a Responsible Officer of the Borrower (after giving effect to the New Term Loans) substantially in the form attached to the Credit Agreement as Exhibit I; and

(g)     the Administrative Agent shall have received an opinion from (i) Latham & Watkins LLP, special New York counsel to the Loan Parties and (ii) Faegre Baker Daniels LLP, special Minnesota counsel to the Loan Parties, in each case in form and substance reasonably satisfactory to the Administrative Agent and addressed to the Administrative Agent and the New Term Loan Lenders.

SECTION 3.     Representations and Warranties. To induce the Administrative Agent and the New Term Loan Lenders party hereto to enter into this Third Amendment, each of the Borrower and Holdings represents and warrants to the Administrative Agent and the New Term Loan Lender party hereto on and as of the Third Amendment Effective Date:

(a)     all of the representations and warranties of each Loan Party contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Third Amendment Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on and as of the Third Amendment Effective Date or such earlier date; and

(b)     no Default or Event of Default exists as of the Third Amendment Effective Date, or would result from the making of the New Term Loans or the application of the proceeds therefrom.

SECTION 4.     Reaffirmation of Guaranty. Each Guarantor reaffirms its guarantee of the Guaranteed Obligations (as defined in the Guaranty) under the terms and conditions of the Guaranty and agrees that such guarantee remains in full force and effect and is hereby ratified, reaffirmed and confirmed. Each Guarantor hereby confirms that it consents to the terms of this Third Amendment, including, without limitation, the extension of additional credit to the Borrower in the form of the New

Term Loans in an aggregate principal amount of $100,000,000, which is in addition to the obligations owed by the Loan Parties under the Credit Agreement immediately prior to the Third Amendment Effective Date and which constitutes “Guaranteed Obligations” of such Guarantor under the Guaranty as amended by this Third Amendment. Each Guarantor hereby (i) confirms that each Loan Document to which it is a party or is otherwise bound will continue to guarantee to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Guaranteed Obligations, including without limitation the payment and performance of all such applicable Guaranteed Obligations that are joint and several obligations of each Guarantor now or hereafter existing; (ii) acknowledges and agrees that its Guaranty and each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of the Third Amendment; and (iii) acknowledges, agrees and warrants for the benefit of the Administrative Agent and each Secured Party that there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, that would enable such Guarantor to avoid or delay timely performance of its obligations under the Loan Documents (except to the extent such obligations constitute Excluded Swap Obligations (as defined in the Guaranty) with respect to such Guarantor).

SECTION 5.     Reaffirmation of Security Agreement.

(a)     Each Loan Party hereby acknowledges that it has reviewed and consents to the terms and conditions of this Third Amendment and the transactions contemplated hereby, including, without limitation, the extension of credit in the form of the New Term Loans in an aggregate principal amount of $100,000,000. In addition, each Loan Party reaffirms the security interests granted by such Loan Party under the terms and conditions of the Security Agreement to secure the Obligations and agrees that such security interests remain in full force and effect and are hereby ratified, reaffirmed and confirmed. Each Loan Party hereby confirms that the security interests granted by such Loan Party under the terms and conditions of the Security Agreement secures the New Term Loans as part of the Obligations. Each Loan Party hereby (i) confirms that each Loan Document to which it is a party or is otherwise bound and all Collateral (as defined in the Security Agreement) encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Obligations, as the case may be, including without limitation the payment and performance of all such applicable Obligations that are joint and several obligations of each Loan Party now or hereafter existing, (ii) confirms its respective grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Loan Party’s right, title and interest in, to and under all Collateral (as defined in the Security Agreement), whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to this Third Amendment), subject to the terms contained in the applicable Loan Documents, and (iii) confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is a party.

(b)     Each Loan Party acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Third Amendment.

SECTION 6.     Reference to and Effect on the Credit Agreement and the Loan Documents.

(a)     This Third Amendment shall constitute both an Incremental Amendment and a Loan Document under the Credit Agreement.

(b)     On and after the Third Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Third Amendment and (ii) the New Term Loan Lender shall constitute a “Lender” as defined in the Credit Agreement.

(c)     The Credit Agreement and each of the other Loan Documents, as specifically amended by this Third Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Third Amendment.

(d)     The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(e)     This Third Amendment may not be amended, modified or waived except pursuant to a writing signed by each of the parties hereto.

SECTION 7.     Governing Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8.     Counterparts. This Third Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Third Amendment by telecopy or other electronic imaging (including in .pdf format) means shall be effective as delivery of a manually executed counterpart of this Third Amendment.

SECTION 9.     Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import in this Third Amendment or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.

LIFE TIME FITNESS, INC., as Borrower

By:	/s/ Bahram Akradi
	Name:	Bahram Akradi
	Title:	President and Chief Executive Officer

LTF INTERMEDIATE HOLDINGS, INC., as Holdings and Guarantor

By:	/s/ Bahram Akradi
	Name:	Bahram Akradi
	Title:	President and Chief Executive Officer

[Signature Page to Third Amendment to Credit Agreement]

LTF CLUB OPERATIONS COMPANY, INC., as Guarantor,

By:	/s/ Steve Kerzman
	Name:	Steve Kerzman
Title: President, Chief Executive Officer and Chief Financial Officer

LTF OPERATIONS HOLDINGS, INC., as Guarantor,

By:	/s/ Bahram Akradi
	Name:	Bahram Akradi
	Title:	President and Chief Executive Officer

LTF MANAGEMENT SERVICES, LLC, as Guarantor,

By:	/s/ Bahram Akradi
	Name:	Bahram Akradi
	Title:	President and Chief Executive Officer

LTF CONSTRUCTIONS COMPANY, LLC, as Guarantor,

By:	/s/ Bahram Akradi
	Name:	Bahram Akradi
	Title:	President and Chief Executive Officer

LTF RESTAURANT COMPANY, LLC, as Guarantor,

By:	/s/ Bahram Akradi
	Name:	Bahram Akradi
	Title:	President and Chief Executive Officer

LTF CLUB MANAGEMENT COMPANY, LLC, as Guarantor,

By:	/s/ Bahram Akradi
	Name:	Bahram Akradi
	Title:	President and Chief Executive Officer

[Signature Page to Third Amendment to Credit Agreement]

LTF MINNETONKA RESTAURANT COMPANY, LLC, as Guarantor,

By:	/s/ Bahram Akradi
	Name:	Bahram Akradi
	Title:	President and Chief Executive Officer

LTF TRIATHLON SERIES, LLC, as Guarantor,

By:	/s/ Bahram Akradi
	Name:	Bahram Akradi
	Title:	President and Chief Executive Officer

CHRONOTRACK SYSTEM CORP., as Guarantor,

By:	/s/ Steve Kerzman
	Name:	Steve Kerzman
	Title:	Treasurer

LTF ARCHITECTURE, LLC, as Guarantor,

By:	/s/ Bahram Akradi
	Name:	Bahram Akradi
	Title:	President and Chief Executive Officer

LTF LEASE COMPANY, LLC, as Guarantor,

By:	/s/ Bahram Akradi
	Name:	Bahram Akradi
	Title:	President and Chief Executive Officer

LTF REAL ESTATE HOLDINGS, LLC, as Guarantor,

By:	/s/ Bahram Akradi
	Name:	Bahram Akradi
	Title:	President and Chief Executive Officer

LTF REAL ESTATE COMPANY, as Guarantor,

By:	/s/ Bahram Akradi
	Name:	Bahram Akradi
	Title:	President and Chief Executive Officer

[Signature Page to Third Amendment to Credit Agreement]

LTF EDUCATIONAL PROGRAMS, LLC, as Guarantor,

By:	/s/ Bahram Akradi
	Name:	Bahram Akradi
	Title:	President and Chief Executive Officer

LTF GROUND LEASE COMPANY, LLC, as Guarantor,

By:	/s/ Bahram Akradi
	Name:	Bahram Akradi
	Title:	President and Chief Executive Officer

[Signature Page to Third Amendment to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as New Term Loan Lender

By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

By:	/s/ Peter Cucchiara
	Name:	Peter Cucchiara
	Title:	Vice President

[Signature Page to Third Amendment to Credit Agreement]

ANNEX I

NEW TERM LOAN COMMITMENT SCHEDULE

New Term Loan Lender	New Term Loan Commitment
DEUTSCHE BANK AG NEW YORK BRANCH	$100,000,000.00

Total	$100,000,000.00